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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 28, 2005
                        (Date of earliest event reported)

                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


MARYLAND                               1-11718            36-3857664
(State or other jurisdiction of        (Commission        (IRS Employer
incorporation or organization)         File No.)          Identification Number)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS              60606
(Address of principal executive offices)                  (Zip Code)

                                 (312) 279-1400
              (Registrant's telephone number, including area code)


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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
           AUDIT REPORT OR COMPLETED INTERIM REVIEW

On March 28, 2005 Equity Lifestyle Properties, Inc. (the "Company") determined to restate its previously reported financial results for fiscal years 2003, 2002 and 2001. The restated financial results will be included in the Company's 2004 Annual Report on Form 10-K, which is expected to be filed with the Securities and Exchange Commission on or before March 31, 2005. See Note 2 to the financial statements for description of the nature and amount of the restatement.

The Company's Chief Executive Officer and Chief Financial Officer, along with the Audit Committee of the Company's Board of Directors, have discussed this issue with the Company's independent auditors.

The Company has changed the way it accounts for costs incurred in pursuing certain rent control initiatives. As a result, the Company expects to restate its Consolidated Financial Statements for the years ended December 31, 2003, 2002 and 2001 to expense the costs of the initiatives in the year in which they were incurred. The Company had historically classified these costs, primarily legal, in other assets. To the extent the Company's efforts to effectively change the use and operations of the applicable Properties were successful, the Company capitalized the costs to net investment in real estate as an increase in the established value of the revised project and depreciated them over 30 years. To the extent these efforts were not successful, the costs would have been expensed.

As a result of the foregoing, the Company's previously reported financial statements for the first three quarters in 2004, and all periods in 2003, 2002 and 2001, should no longer be relied upon. This restatement does not impact either the Company's cash position or its bank loan covenants.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

none



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITY LIFESTYLE PROPERTIES, INC.

                                       By:  /s/ Thomas P. Heneghan
                                           ----------------------------
                                           Thomas P. Heneghan
                                           President and Chief Executive Officer

Date:  March 29, 2005